SCUDDER
                                                                     INVESTMENTS

Supplement to the prospectus and all currently effective supplements thereto for the following fund:

Scudder Select 500 Fund
--------------------------------------------------------------------------------

The following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Fund" section for the Scudder Select 500 Fund only.

A group of investment professionals is responsible for the day-to-day management of the fund. The team is co-headed by the following individuals:

  Patrick Cannon                          Peter Kuntz
  Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
  Management and Co-Lead Manager of       Management and Co-Lead Manager of
  the fund.                               the fund.
   o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     in 2000.                                in 1980.
   o Head of US Equity Index Management:   o Head of International Equity Index
     New York.                               funds and senior portfolio manager:
   o Over 10 years of investment             New York.
     industry experience.                  o MBA from New York University, Stern
   o Bachelor of Mathematics from            School of Business.
     University of Newcastle (Australia).  o BA from Rutgers College.





               Please Retain This Supplement for Future Reference

April 11, 2003
SSEQF-3604